DUNHAM FUNDS

Supplement dated May 1, 2009

to the Statement of Additional Information dated March 2, 2009

On March 24, 2009 the Board of Trustees of the Dunham Funds approved a modification to the Funds’ policy regarding the disclosure of portfolio holdings.  Under the new policy, the Funds may, at any time, make publicly available a list of portfolio holdings, provided the information is as of a date at least thirty days prior.

The following section of the Statement of Additional Information (“SAI”) has been updated as follows:

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The section entitled “Disclosure of Portfolio Holdings” has been modified to reflect that each Fund will generally make available a complete schedule of its portfolio holdings as of the last day of each fiscal quarter, and may make this information available more frequently, provided the information is as of a date at least thirty days prior; and

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The sub-section “Rating Agencies” has been modified to state Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

This Supplement and the existing Statement of Additional Information dated March 2, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 2, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-442-4358.

Supplement dated May 1, 2009